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                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. 2)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


                             The Taiwan Fund, Inc.
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               (Name of Registrant as Specified In Its Charter)

                             The Taiwan Fund, Inc.
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11/1/

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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/1/ Set forth the amount on which the filing fee is calculated and state how it was determined.

                                   PROXY CARD
PROXY                                                                      PROXY
                            THE TAIWAN FUND, INC.
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               ANNUAL MEETING OF STOCKHOLDERS--FEBRUARY 27, 1996

   The undersigned hereby appoints Harvey H.W. Chang, Gloria Wang and Laurence
E. Cranch, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of The Taiwan Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Taiwan Fund, Inc. to be held at the offices of Rogers & Wells, 200 Park Avenue, 52nd Floor, New York, New York 10166, on Tuesday, February 27, 1996 at 11:00 A.M., New York time and at any adjournments thereof. The undersigned hereby revokes all proxies with respect to such shares heretofore given. The undersigned acknowledges receipt of the Proxy Statement dated January 26, 1996.

   Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR items (1), (2), (3), (4), (5) and (6).

  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

  PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS
                                   SUCH.


            HAS YOUR ADDRESS CHANGED?      DO YOU HAVE ANY COMMENTS?

            --------------------------     --------------------------
            --------------------------     --------------------------
            --------------------------     --------------------------

1. The election of directors:

               [_] FOR   [_] WITHHOLD   [_] FOR ALL EXCEPT
 Nominees: Benny T. Hu, Harvey H.W. Chang, Joe O. Rogers, Jack C. Tang, Shao-Yu Wang, David Dean, and Lawrence Weber

 (INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the nominees' name in the list above.)

2. Ratification of the selection of Coopers & Lybrand L.L.P. as independent certified public accountants:

                                 FOR [_]        AGAINST [_]       ABSTAIN [_]

3. Approval of an Agreement of Merger reincorporating the Fund, currently a Delaware corporation, as a Maryland corporation by means of a merger of the Fund into a wholly-owned, newly formed Maryland subsidiary:

                                 FOR [_]        AGAINST [_]       ABSTAIN [_]

4. Approval of an amendment to the Fund's Restated Certificate of Incorporation, increasing the number of authorized shares of Common Stock from 20,000,000 to 60,000,000 (which will only be effected if Proposal 3 is not approved by stockholders):

                                 FOR [_]        AGAINST [_]       ABSTAIN [_]

5. Approval of an amendment to the Fund's investment limitations to permit the Fund to purchase equity securities, which will be listed on the Taiwan Stock Exchange, issued in initial and subsequent public offerings and, in connection therewith, corresponding amendments to (i) the Securities Investment Trust-Investment Management and Custodian Contract, dated December 16, 1986 (the "Management Contract"), among the Fund, China Securities Investment Trust Corporation and The International Commercial Bank of China and (ii) if Proposal 3 is not approved, the By-Laws of the Fund.

                                 FOR [_]        AGAINST [_]       ABSTAIN [_]

6. Approval of an amendment to the Fund's investment limitations to permit the Fund to engage in currency hedging transactions and, in connection therewith, corresponding amendments to (i) the Management Contract and (ii) if Proposal 3 is not approved, the By-Laws of the Fund.

                                 FOR [_]        AGAINST [_]       ABSTAIN [_]

7. In their discretion on any other business which may properly come before the meeting or any adjournments thereof.


                                 FOR [_]        AGAINST [_]       ABSTAIN [_]



                                                     Please be sure to sign
                                                     and date this Proxy.
                                                     --------------------------
                                                           (Signature of
                                                            Stockholder)
                                                     --------------------------
                                                        (Signature of joint
                                                           owner, if any)

                                                     Date ________________

                           RECORD DATE SHARES: